FOURTH AMENDMENT TO AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE

THIS FOURTH AMENDMENT TO THE AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE (this "Fourth Amendment") is made this 22nd day of January, 2018, by and between Provectus Biopharmaceuticals, Inc., a Delaware corporation ("Borrower"), and Eric Wachter, Ph.D., an individual resident of the state of Tennessee ("Lender").

RECITALS:

WHEREAS, Borrower and Lender entered into that certain Amended and Restated Secured Convertible Promissory Note, dated April 3, 2017, as amended on January 22, 2018, in the original principal amount of up to $2,500,000 (the "Note"); and

WHEREAS, the parties desire to amend the Note as more particularly set forth in this Fourth Amendment.

AMENDMENT:

NOW, THEREFORE, for the premises considered, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties amend the Note as follows:

1. Section G. of the Note is hereby deleted in its entirety and replaced with the following:

> This Note, including interest and principal, shall be due and payable in full (i) on such date upon which the Borrower defaults under this Note (beyond the applicable notice and cure periods), (ii) upon a Change of Control of the Borrower, or (iii) the eighteen (18) month anniversary of the funding of the Final Tranche, the earliest of such dates being the "Maturity Date."

2. Binding Effect. Except as modified hereby, the Note shall remain in full effect and this Fourth Amendment shall be binding upon Borrower and Lender and their respective successors and assigns. If any inconsistency exists or arises between the terms of the Note and the terms of this Fourth Amendment, the terms of this Fourth Amendment shall prevail. All remaining terms, conditions, and provisions in the Note shall remain unchanged and in full force and effect. All defined terms in the Note shall have the same meaning herein, unless otherwise amended.

3. Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Fourth Amendment, the parties hereto may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Fourth Amendment to physically form one document.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto set their hands as of the date above first stated.

MEGAN J. SEATON
STATE OF TENNESSEE NOTARY PUBLIC
BLOUNT COUNTY

Notary for Timothy C Scott
on 1/25/2018
exp. 3/25/2019

BORROWER:

PROVECTUS BIOPHARMACEUTICALS, INC.

By: ______________________

Name: Timothy C Scott

Title: President

LENDER:

ERIC WACHTER, PH.D.

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